MassMutual Artistry

Supplement dated August 20, 2003

to the Prospectus dated May 1, 2003

Effective September 2, 2003, the above prospectus is amended as follows:

On page 20, in the sub-section Transfers During the Accumulation Phase, in Item (3), the following sentence is added at the end of the paragraph:

Effective September 2, 2003, you may transfer up to 100% of your certificate/contract value in the fixed account as of the transfer date. In determining the amount available for transfer, we do not include the amount of any outstanding loan. We reserve the right to reinstate the limit detailed above which restricts transfers to 30% of your certificate/contract value in the fixed account as of the end of the previous certificate/contract year. If we do, we will provide appropriate advance notice.